SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 24, 2005


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                      811-07833             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation) Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: 1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01 Regulation FD Disclosure

     The press release issued May 24, 2005 announcing the late filing of first quarter 10QSB and unaudited comparative financial data is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.    Description
--------------------------------------------------------------------------------
99.1           Press release dated May 24, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEXIL CORPORATION
                                         (Registrant)

                                                 /s/  WILLIAM G. VOHRER
                                         By:     William G. Vohrer
                                                 Chief Financial Officer

Date: May 24, 2005

Exhibit 99.1

   BEXIL CORPORATION ANNOUNCES LATE FILING OF FIRST QUARTER 10QSB AND UNAUDITED
                           COMPARATIVE FINANCIAL DATA

NEW YORK -- Bexil Corporation (AMEX: BXL) announced today it had submitted a notification of late filing on Form 12b-25 that it would make a late filing of its quarterly report on Form 10-QSB for the quarter ended March 31, 2005. The Form 10-QSB filing is currently expected by June 15, 2005.

The Company stated that due to delays in concluding the new client acceptance process, the successor independent registered public accounting firm was not engaged until April 13, 2005, and the Company currently anticipates filing its Annual Report on Form 10-KSB for the year ended December 31, 2004 by May 27, 2005. Upon completion of that filing, the Company will seek to file Form 10-QSB as soon as possible thereafter.

                      Unaudited Comparative Financial Data

Bexil also released preliminary and unaudited comparative data of its financial results for the quarter ended March 31, 2005. Although subject to review, the Company expects to show that earnings per share in the first quarter ending March 31, 2005 exceeded 2004 first quarter results by approximately 23%.

Bexil is a holding company operating businesses directly or through companies in which it has a majority or other substantial interest. More information about Bexil may be found at its web site http://www.bexil.com. Bexil's primary business is comprised of its 50% interest in privately held York, an unconsolidated affiliate accounted for by the equity method. More information about York may be found at its web site, http://www.yorkclaims.com.

This press release may contain forward-looking statements and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, these forward-looking statements.


Contact:          Bexil Corporation
                  William Vohrer, 212-785-0400, ext. 279
                  wvohrer@bexil.com